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                                                                    Exhibit 10.3

                                  $100,000,000

                              SHOP VAC CORPORATION


                      10-5/8% Senior Secured Notes due 2003

                               PURCHASE AGREEMENT


                                                              September 25, 1996


Lehman Brothers Inc.
First Union Capital Markets Corp.
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

                  SHOP VAC CORPORATION, a New Jersey corporation (the "Company"), proposes to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), $100,000,000 aggregate principal amount of its 10-5/8% Senior Secured Notes Due 2003 (the "Notes"). The Notes will be issued pursuant to an Indenture to be dated as of October 1, 1996 (the "Indenture"), between the Company and Marine Midland Bank, as trustee.

                  The Notes will be offered and sold to you without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum, dated September 25, 1996 the "Preliminary Offering Memorandum"), and will prepare a final offering memorandum dated the date hereof (the "Final Offering Memorandum" and, together with the Preliminary Offering Memorandum, the "Offering Memorandum"), setting forth or including a description of the terms of the Notes, the terms of the offering, a description of the Company and any material developments relating to the Company occurring after June 30, 1996. Copies of the Preliminary Offering Memorandum have been, and copies of the Final Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum, the Final Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto and all documents incorporated therein by reference. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offering and resale of the Notes by you in accordance with Section 3 hereof.

                  The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Registration



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Rights Agreement, substantially in the form attached hereto as Exhibit A, pursuant to which the Company will agree to use its best efforts to commence an offer to exchange the Notes for securities which have been registered under the Securities Act, and which are identical in all material respects to the Notes, or to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

                  In connection with the offering and sale of the Notes, Jonathan Miller & Matthew Miller together with certain family partnerships and trusts will enter into a pledge agreement (the "Pledge Agreement") providing for the first priority pledge by each such pledgor to the Collateral Agent of all of their capital stock of the Company.

                  Section 1. Representations and Warranties. The Company represents and warrants to you and agrees that:

                  (a) Each of the Preliminary Offering Memorandum and the Final Offering Memorandum, as of its respective date, did not, and the Final Offering Memorandum as of the Closing Date (as defined below), will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Final Offering Memorandum, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum or the Final Offering Memorandum.

                  (b) It is not required by applicable law or regulation in connection with the offer, sale and delivery of the Notes to you in the manner contemplated by this Agreement to register the Notes under the Securities Act or to qualify the Indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (c) The Company and each of its subsidiaries (as defined in Section 16 hereof) have been duly organized or duly formed, as the case may be, and are validly existing as corporations in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged in the manner described in the Final Offering Memorandum, except where any failure to be so qualified or in good standing would not reasonably be expected to have a material adverse effect on the consolidated financial



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position, results of operations, business or prospects of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"); and (other than Felchar Manufacturing Corporation ("Felchar"), Shop Vac Properties International, Ltd., Goblin Ireland, Ltd. and Goblin Limited (UK)) none of the subsidiaries of the Company is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

                  (d) The Company has an authorized capitalization as set forth in the Final Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares or as set forth in the Final Offering Memorandum) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (e) The Company has all of the requisite corporate power and authority to execute and deliver this Agreement, the Registration Rights Agreement, the Indenture (collectively, the "Transaction Documents") and the Notes and to perform its obligations thereunder.

                  (f) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

                  (g) The Registration Rights Agreement has been duly authorized, and when duly executed by the proper officers of the Company and delivered by the Company will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

                  (h) The Indenture has been duly authorized, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

                  (i) The Notes have been duly authorized, and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms.

                  (j) The Notes, the Indenture, the Registration Rights Agreement and the Pledge Agreement conform in all material respects to the descriptions thereof contained in the Final Offering Memorandum.



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                  (k) The execution, delivery and performance of each of the
Transaction Documents, the issuance, authentication, sale and delivery of the Notes, and compliance with the terms thereof, and the consummation by the Company of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults which have been cured or waived or which would not reasonably be expected to have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except for such violations that would not reasonably be expected to have a Material Adverse Effect; and except such consents, approvals, authorizations, registrations or qualifications as may be required under the applicable state securities laws in connection with the purchase and distribution of the Notes by the Initial Purchasers or as described in the Final Offering Memorandum, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes, and compliance with the terms thereof, and the consummation by the Company of the transactions contemplated thereby.

                  (l) Since June 30, 1996, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Offering Memorandum; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than scheduled redemptions or payments) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole otherwise than as set forth or contemplated in the Final Offering Memorandum.

                  (m) The financial statements (including the related notes) included in the Final Offering Memorandum present fairly , in all material respects, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in



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conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise disclosed therein.

                  (n) KPMG Peat Marwick LLP ("KPMG"), who has certified certain financial statements of the Company, whose reports appear in the Offering Memorandum and who have delivered the initial letters referred to in Section 7(i) hereof, is an independent public accountant with respect to the Company under Rule 101 of AICPA's Code of Professional Conduct and its interpretations and rulings.

                  (o) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Offering Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or such as would not reasonably be expected to have a Material Adverse Effect; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as would not reasonably be expected to have a Material Adverse Effect.

                  (p) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries.

                  (q) Except as disclosed in the Final Offering Memorandum, the Company possesses such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates, authorizations or permits would not be reasonably expected to have a Material Adverse Effect and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would reasonably be expected to have a Material Adverse Effect.

                  (r) Except as disclosed in the Final Offering Memorandum, the Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of



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others, except such as would not have a Material Adverse Effect.


                  (s) Except as described in the Final Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (t) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

                  (u) Except as disclosed in the Final Offering Memorandum, (i) the Company and each of its domestic subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); (ii) no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; (iii) the Company and each of its domestic subsidiaries have not incurred and do not expect to incur liability under (x) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (y) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and (iv) each "pension plan" for which the Company or any of its domestic subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (v) The Company has filed all federal, foreign, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might reasonably be expected to have) a Material Adverse Effect.

                  (w) Since the date as of which information is given in the Final Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Final Offering Memorandum, the Company and its subsidiaries have not (i) issued or granted any securities (other than under plans, agreements and



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arrangements disclosed in, and in effect on the date of, the Final Offering
Memorandum), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on their respective capital stock.

                  (x) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any applicable law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except as may be described in the Final Offering Memorandum or as would not reasonably be expected to have a Material Adverse Effect.

                  (y) Neither the Company nor any of its subsidiaries, nor to the best of the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity;
(ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (z) Except as otherwise disclosed in the Final Offering Memorandum, (i) there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; and



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(ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (aa) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules and regulations of the Commission thereunder.

                  (ab) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system.

                  (ac) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation
D) in connection with the offering of the Notes.

                  (ad) Neither the Company nor its affiliates has taken, and the Company will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Notes.

                  Section 2. Purchase of the Notes by the Initial Purchasers.
(a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to you, and each of you, severally and not jointly, agrees to purchase from the Company, the principal amount of the Notes as set forth



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opposite each Initial Purchaser's name in Schedule 1 hereto, at a purchase price equal to 96.5% of their principal amount.

                  (b) The Company shall not be obligated to deliver any of the Notes, except upon payment for all of the Notes to be purchased as hereinafter provided.

                  Section 3. Sale and Resale of the Notes by the Initial Purchasers. You have advised the Company that you propose to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Final Offering Memorandum. You hereby represent and warrant to, and agree with, the Company that you (i) are purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and (iii) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes, as part of their initial offering, only to (A) persons whom you reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to you that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and (B) in each case, in transactions under Rule 144A and to a limited number of other institutional accredited investors ("Accredited Investors") as defined in Rule 501(a)(1)(2),
(3) or (7) under Regulation D who execute letters of representation in the form included as Annex A to the Final Offering Memorandum in private sales exempt from registration under the Securities Act.

                  Section 4. Delivery of and Payment for the Notes. (a) Payment of the purchase price for, and delivery of, the Notes shall be made at the offices of Simpson Thacher & Bartlett, New York, New York or at such other place as shall be agreed upon by the Company and you, at 9:30 a.m. (New York time), on October 1, 1996 or at such other time or date as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Date").

                  (b) On the Closing Date, payment shall be made to the Company in same-day funds by wire transfer to such account or accounts as the Company shall specify prior to the Closing Date or by such means as the parties hereto shall agree prior to the Closing Date against delivery to you of the certificates evidencing the Notes. Upon delivery, the Notes shall be registered in such names and in such denominations as the Initial Purchasers shall request in writing not less than two full business days prior to the Closing Date. For the purpose of



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expediting the checking and packaging of certificates evidencing the Notes, the
Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date.

                  Section 5. Further Agreements of the Company. The Company agrees:

                  (a) To furnish to you, without charge, as many copies of the Offering Memorandum and any supplements and amendments thereto as you may reasonably request.

                  (b) Prior to making any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than five business days after receipt of such copy.

                  (c) If, at any time prior to completion of the distribution of the Notes by you to purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for you or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish you such number of copies as you may reasonably request.

                  (d) So long as the Notes are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                  (e) For a period of five years following the Closing Date, to furnish to you copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Notes pursuant to the Indenture.




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                  (f) To use its best efforts to qualify the Notes for sale
under the securities or Blue Sky laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Notes. The Company will also arrange for the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as you reasonably request. Notwithstanding the foregoing, the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

                  (g) To use its best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company (the "DTC").

                  (h) Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), not to, and will cause its affiliates not to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (i) Not to, and will cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes.

                  (j) To apply the net proceeds from the sale of the Notes as set forth in the Final Offering Memorandum.

                  (k) To use its best efforts to take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

                  Section 6. Payment of Expenses. The Company agrees to pay (a) the costs in connection with the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection, (b) the costs incident to the preparation and printing of the Offering Memorandum and any amendments or supplements thereto, (c) the costs of distributing the Offering Memorandum and any amendments or supplements thereto, (d) the costs incident to the preparation, printing and delivery of the



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certificates representing the Notes, including stamp duties and stock transfer taxes, if any, payable upon issuance of any of the Notes, (e) the fees and disbursements of the Company's counsel and accountants, (f) any fees charged by rating agencies for rating the Notes, (g) the reasonable fees and expenses of qualifying the Notes under securities laws of the several jurisdictions as provided in Section 5(f) and of preparing, printing and distributing a Blue Sky memorandum (including, without limitation, related legal fees of Simpson Thacher & Bartlett, counsel to the Initial Purchasers), (i) the fees and expenses of the Trustee, the Collateral Agent and any paying agent, (including, without limitation, related fees and expenses of any counsel for such parties), (h) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market and (j) all other reasonable costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. In addition, the Company shall reimburse the Initial Purchasers for the reasonable expenses (other than related legal fees of Simpson Thacher & Bartlett, counsel to the Initial Purchasers) as shall have been incurred by them in connection with the purchase and the initial resale of the Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

                  Section 7. Conditions of Initial Purchasers' Obligations. Your respective obligations hereunder are subject to the accuracy, in all material respects, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company, in all material respects, of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) No Initial Purchaser shall have discovered and disclosed to the Company on or prior to the Closing Date that the Final Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Initial Purchaser, is material or omits to state a fact which, in the opinion of such counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (b) All consents, waivers and approvals necessary for the consummation of the transactions contemplated by the Transaction Documents shall have been obtained and shall be in full force and effect on the Closing Date.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, the Notes and Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel



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all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) Latham & Watkins shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to you and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                         (i) The Company is validly existing as a corporation in good standing under the laws of the State of New Jersey, and Felchar Manufacturing Corporation is validly existing as a corporation in good standing under the laws of the State of New York;

                        (ii) The Notes, the Indenture, the Registration Rights Agreement and the Pledge Agreement conform in all material respects to the descriptions thereof contained in the Final Offering Memorandum;

                       (iii) This Agreement has been duly authorized, executed and delivered by the Company;

                        (iv) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

                         (v) Assuming that (i) each of the non-individual Pledgors is duly organized, validly existing and in good standing under the laws of the applicable jurisdictions, (ii) each of the Pledgors has full power, authority and capacity to authorize, execute, deliver and perform the Pledge Agreement, (iii) the execution, delivery and performance of the Pledge Agreement has been duly authorized by all necessary action on the part of each of the Pledgors and (iv) the Pledge Agreement has been duly executed and delivered by each of the Pledgors, the Pledge Agreement constitutes a valid and binding obligation of each of such Pledgors, enforceable against each of them in accordance with its terms;

                        (vi) Upon delivery pursuant to the Pledge Agreement to the Collateral Agent of the certificates representing the shares of common stock of the Company listed on Schedule I to the Pledge Agreement (the "Pledged Shares"), along with stock powers duly indorsed in blank, and assuming (i) the Collateral Agent took possession, and continuously maintains possession, of the certificates representing the Pledged Shares in the State of New York and (ii) the Collateral Agent is taking such Pledged Shares in good faith without notice of any adverse claim, the security interest created in favor of the Collateral Agent under the Pledge Agreement in the Pledged Shares constitutes a valid and perfected security interest as security for the Obligations (as defined in the Pledge Agreement), subject to no equal or prior claim in favor of any other person. No filings or recordings are required in order to perfect the security interests created under the Pledge Agreement in such Pledged Shares;

                       (vii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                      (viii) The Notes have been duly authorized, executed and issued by the Company and, when duly authenticated in accordance with the Indenture and delivered to and paid for in accordance with this Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture.

                        (ix) The execution and delivery of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes, the creation of a security interest pursuant to the Pledge Agreement and the repayment of certain existing indebtedness as contemplated by the Final Offering Memorandum (collectively, the "Subject Transactions") will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (x) any of the agreements which have been identified to such counsel by the Company as being all the agreements to which the Company or any of its subsidiaries is party which are material to the financial condition or results of operations of the Company or (y) orders, judgments and decrees which have been identified to such counsel by the Company as being all of the orders, judgments and decrees that are material to the financial condition or results of operations of the Company, other than breaches or violations that have been cured or waived or that would not reasonably be expected to have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any applicable federal or New York statute, rule or regulation. The opinion expressed in this paragraph (ix) may be limited to those laws that in such counsel's experience are typically applicable to transactions such as those contemplated by this Agreement. In interpreting the specified agreements referred to above, such counsel may assume that all such agreements are governed by the laws of the State of New York.

                        (x) No consent, approval, authorization, order, registration or qualification of or with any Federal or New York governmental agency or body is required in connection with the Subject Transactions, except for such consents, approvals, authorizations, registrations or qualifications as may be required under federal, state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers. The opinion expressed in this paragraph (x) may be limited to those laws that in such counsel's experience are typically applicable to transactions such as those contemplated by this Agreement.

                        (xi) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940.

                       (xii) No registration under the Securities Act of the Notes and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required in connection with the sale of the Notes to the Initial Purchases as contemplated by this Agreement or by the Initial Purchasers in compliance with the conditions for initial resales set forth in the Final Offering Memorandum.

In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of New York. In addition, with respect to clauses (iv), (v),
(vii), and (viii) of this subsection 7(d), such opinion may state that their opinion is subject to the following exceptions, limitations and qualifications:
(u) the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (v) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; (w) state that they express no opinion concerning the enforceability of the waiver rights and defenses contained in Section 4.06 of the Indenture; (x) state that they express no opinion with respect to the specific performance provisions of the Registration Rights Agreement; and (y) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy. Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that
(x) such counsel has acted as counsel to the Company and in connection with the preparation of the Offering Memorandum, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Final Offering Memorandum, as of its date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) Rhoads & Sinon LLP shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to you and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

                         (i) The Company is validly existing as a corporation in good standing under the laws of the State of New Jersey and it has all corporate power and authority necessary to own or hold its property and conduct the business in which it is engaged, and is duly qualified to do business and is in good standing as a foreign corporation in the Commonwealth of Pennsylvania, and, to our knowledge, in each other state of the United States in which its ownership or lease of property or the conduct of its business requires such qualification, except where any failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect.

                        (ii) Shop Vac Properties International, Ltd. ("Shop Vac Properties") is validly existing as a corporation in good standing under the laws of the State of Delaware and it has all corporate power and authority necessary to own or hold its property and conduct its business in which it is currently engaged and, to our knowledge, is not required to be qualified as a foreign corporation in any state of the United States, except where any failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect.

                       (iii) The authorized capital stock of the Company consists of 20,000 shares of Class A Common Stock with no par value and 1,000,000 shares of Class B Common Stock with no par value, and all of the issued and outstanding shares of the capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

                        (iv) The issued and outstanding shares of capital stock of Shop Vac Properties and, to such counsel's knowledge, each other United States subsidiary of the Company, have been duly and validly authorized and issued and are fully paid and non-assessable.

                        (v) Each of the Transaction Documents has been duly authorized, executed and delivered by the Company.

                        (vi) The Notes have been duly authorized, executed and delivered by the Company.

                        (vii) The Pledge Agreement has been duly authorized, executed and delivered by the shareholders of the Company parties thereto.

                      (viii) The execution and delivery by the Company of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes pursuant to the Indenture, the creation of a security interest pursuant to the Pledge Agreement and the repayment of certain existing indebtedness as contemplated by the Final Offering Memorandum (collectively, the "Subject Transactions") will not conflict with or result in a breach or violation of the charter or bylaws of the Company or, to such counsel's knowledge, any subsidiary of the Company, or any applicable provision of the laws of the Commonwealth of Pennsylvania, the New Jersey Business Corporation Act or the New Jersey Revised Uniform Limited Partnership Law (1976), or, to our knowledge, any order, rule or regulation known to such counsel of any Pennsylvania court or government agency or body. The opinion expressed in this paragraph may be limited to the laws that in such counsel's experience are typically applicable to transactions such as those contemplated by this Agreement.

                        (ix) No consent, approval, authorization, order, registration or qualification of or with any Pennsylvania governmental agency or body or, to such counsel's knowledge, any Pennsylvania court is required in connection with the Subject Transactions, except such consent, approvals, authorizations, registrations or qualifications as may be required under state securities laws or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers and such counsel may express no opinion on the application or effect of such state securities laws or Blue Sky Laws in connection with the transactions contemplated herein. The opinion expressed in this paragraph (ix) may be limited to laws that in such counsel's experience are typically applicable to transactions such as those contemplated by the Purchase Agreement.

                         (x) To the best of such counsel's knowledge, except as set forth in the Final Offering Memorandum (including, without limitation, under the caption "Environmental") there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or its subsidiaries, is expected to have a Material Adverse Effect. As to judgements concerning materiality, such counsel may rely on representations of the Company.

In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the corporation and limited partnership laws of the State of New Jersey, the corporate law of the State of Delaware and the Commonwealth of Pennsylvania; (ii) rely as to matters of fact upon statements, representations and certificates of officers or other representatives of the Company; and (iii) representations and certificates of the Pledgors or representatives of the Pledgors.

                  (f) A. & L. Goodbody shall have furnished to the Initial Purchasers their written opinion, as Irish counsel to the Company, addressed to you and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that: (i) Goblin Ireland, Ltd. ("Goblin"), which is a subsidiary of the Company, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Republic of Ireland, and is currently registered as a private company limited by shares on the register maintained by the Registrar of Companies in Dublin and (ii) no license, permit or other authority is required to be issued by the Government of the Republic of Ireland or any local authority in the Republic of Ireland to enable Goblin to conduct the business in which it is engaged.

                  (g) Simpson Thacher & Bartlett shall have furnished to the Initial Purchasers their written opinion, as counsel to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, with respect to the validity of the Notes and the Indenture, to the Offering Memorandum and to other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (h) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that:

                         (i) The representations, warranties and agreements of the Company in Section 1 are true and correct in all material respects as of the Closing Date; the Company has complied in all material respects with all its agreements contained herein to be satisfied on or prior to the Closing Date; and the conditions set forth in Section 7 have been fulfilled; and

                        (ii) They have carefully examined the Final Offering Memorandum and, in their opinion (A) as of the date hereof, the Final Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
         (B) since
         such date no event has occurred which should have been set forth in a supplement or amendment to the Final Offering Memorandum.

                  (i) With respect to the letter of KPMG delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Initial Purchasers the letter (the "bring-down letter") of such accountant, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that it is an independent public accountant within the meaning of the Securities Act and is in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Offering Memorandum, as of a date not more than five days prior to the date of such bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its initial letter and (iii) confirming in all material respects the conclusions and findings set forth in its initial letter.

                  (j) The Initial Purchasers shall have received on the date hereof the Registration Rights Agreement executed by the Company.

                  (k) The Collateral Agent shall have received on or prior to the Closing Date the Pledge Agreement and related documents, each dated on or about such day and each executed by the parties thereto, substantially in the form of Exhibit C to the Indenture and in sufficient copies for the Initial Purchasers.

                  (l) The Initial Purchasers shall have received payoff letters, in form and substance satisfactory to them, from (i) the lenders under the Old Revolving Credit Facility (as defined in the Preliminary Offering Memorandum) and (ii) the holders of the Old Senior Notes (as defined in the Preliminary Offering Memorandum).

                  (m) The Company shall have entered into the New Revolving Credit Facility (as defined in the Preliminary Offering Memorandum) and the Initial Purchasers shall have received all documents entered into in connection with such credit facility, which documents shall be in form and substance satisfactory to the Initial Purchasers.

                  (n) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Final Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Offering Memorandum as of the date hereof or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Final Offering Memorandum as of the date hereof, the effect of which, in any case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering of the delivery of the Notes on the terms and in the manner contemplated in the Final Offering Memorandum.

                  (o) Subsequent to the execution and delivery of this Agreement
(i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (a) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (b) a banking moratorium shall have been declared by Federal or state authorities, (c) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (d) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Initial Purchasers, impracticable or inadvisable to proceed with the public offering or delivery of the Notes on the terms and in the manner contemplated in the Final Offering Memorandum.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel of the Initial Purchasers.

                  Section 8. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which such Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Final Offering Memorandum, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Final Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Initial Purchaser and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Final Offering Memorandum, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein; and provided further that as to any Preliminary Offering Memorandum this indemnity agreement shall not inure to the benefit of any Initial Purchaser, its officers or employees or any person controlling such Initial Purchaser on account of any loss, claim, damage, liability or action arising from the sale of the Notes to any person by such Initial Purchaser if such Initial Purchaser failed to send or give a copy of the Final Offering Memorandum, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact in such Preliminary Offering Memorandum was corrected in the Final Offering Memorandum, unless such failure resulted from non-compliance by the Company with Section . The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

                  (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors (including any person who, with his or her consent is named in the Final Offering Memorandum as about to become a director of the Company) and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Final Offering Memorandum, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Final Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company or any such director, officer or controlling person.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 8 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company, it being understood however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than the reasonable fees and expenses of local counsel retained in connection with such action or actions) at any one time for all such indemnified parties. Each indemnified party, as a condition of the indemnity agreements contained in Section 8, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an appropriate release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, which release shall be in form and substance satisfactory to each indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Final Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold and distributed by it was offered to purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective obligations and not joint.

                  (e) The Initial Purchasers severally confirm that the statements with respect to the offering of the Notes set forth on the cover page of, and under the caption "Plan of Distribution" in, the Final Offering Memorandum are correct and constitute the only information furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Final Offering Memorandum.

         Section 9. Termination.

                  (a) The obligations of the Initial Purchasers hereunder may be terminated by them by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(n), 7(o) or 7(p) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

                  (b) If the Company shall fail to tender the Notes for delivery to the Initial Purchasers for any reason permitted under this Agreement or the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement (other than pursuant to Section 7(p)), the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

                  Section 10. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the Initial Purchasers, shall be
                  delivered or sent by mail, telex or facsimile transmission to them c/o Lehman Brothers Inc., Three World Financial Center, New York, New York 10285,
                  Attention:  Syndicate Registration Department;

                           (b) if to the Company, shall be delivered or sent
                  by mail, telex or facsimile transmission to the address of the Company set forth in the Final Offering
                  Memorandum, Attention: W. Earl Stogner, Executive Vice President and Chief Financial Officer (Fax: (717) 326-
                  0422), with a copy to Latham & Watkins, 885 Third

                  Avenue, New York, New York 10022, Attention: Kirk A. Davenport II.

provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at, if to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Registration Department; and if to First Union Capital Markets Corp., 301 South College Street, TW-10, Charlotte, NC 28288-0604, Attention: High Yield Origination. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

                  Section 11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of any affiliates of the Initial Purchaser participating in an offering made pursuant to Regulation S and the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act and each director, officer, employee or agent of the Initial Purchasers and (b) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  Section 12. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  Section 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

                  Section 14. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

                  Section 15. Submission To Jurisdiction. The Company hereby irrevocably and unconditionally:

                  (a) submits itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York, and appellate courts thereof, and consents and agrees to such action or proceeding being brought in such courts as you may elect;

                  (b) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees to notify the Initial Purchasers promptly by registered or certified mail if any such agent in the city of New York shall cease to act as agent, and, in such event, promptly to designate another agent in the City of New York to receive service in place of such agent and deliver to the Initial Purchasers written evidence of such substitute agent's acceptance of such designation;

                  (d) agrees as an alternate means of service to service of process in any such legal action or proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, or by telex, to the then active agent or the Company at the address of the Company as set forth in Section 9 or at such other address of which you shall have been notified pursuant thereto, and agrees that failure to receive such copy or notice shall not affect or impair the validity of such service or of any judgment rendered in any action or proceeding based thereon except to the extent that the Company has been materially prejudiced by such failure; and

                  (e) agrees that nothing herein shall affect your right to effect service of process in any other manner permitted by law, and that you shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Company in such courts or in any other court or jurisdiction in accordance with applicable law.

                  Section 16. Definition of Terms. For purposes of this Agreement, (a) "business day" means any day on which the New York
Stock Exchange, Inc. is open for trading, and (b) "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

                  Section 17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and you in accordance with its terms.

                                       Very truly yours,


                                       SHOP VAC CORPORATION


                                       By: /s/ W. Earl Stogner
                                          ------------------------------------
                                          Name:   W. Earl Stogner
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer


Confirmed and accepted as of
  the date first above
  written:


LEHMAN BROTHERS INC.



By: /s/ Charles B. Walker
   ______________________________
   Name:Charles B. Walker
   Title: Senior Vice President


FIRST UNION CAPITAL MARKETS CORP.



By: /s/ R. Owen Williams
   ______________________________
   Name:R. Owen Williams
   Title: Managing Director

                                   Schedule 1


                                                Principal Amount
                                                  of Notes to
Initial Purchasers                                Be Purchased
------------------                                ------------

Lehman Brothers Inc.                              $ 70,000,000
First Union Capital Markets Corp.                 $ 30,000,000
                                                  ------------
                                                  $100,000,000
                                                  ============